UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2012

LAREDO PETROLEUM HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35380	45-3007926
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 1800, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 20, 2012, Laredo Petroleum Holdings, Inc. (the “Company”) announced its financial and operating results for the quarter and year ending December 31, 2011. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Company plans to host a teleconference and webcast on March 21, 2012, at 10:00 am Eastern Time (9:00 am Central Time) to discuss these results.  To access the call, please dial (800) 215-2410, or (617) 597-5410 for international callers, and use conference code 95773701. A replay of the call will be available through Wednesday, March 28, 2012.  The webcast may be accessed at the Company’s website, www.laredopetro.com, under the tab “Investor Relations.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 7.01.  Regulation FD Disclosure.

On March 20, 2012, the Company issued the press release described above in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

On March 20, 2012, the Company also issued a press release announcing plans to participate in the following upcoming investor events.

Chairman and Chief Executive Officer Randy A. Foutch will present at the Howard Weil Annual Energy Conference on March 27, 2012 at 3:55 pm Central Time.  The presentation will not be webcast.  The presentation will be posted on the Company’s website at www.laredopetro.com at 5:00 p.m. Central Time on March 26, 2012.

Mr. Foutch will also present at the Independent Petroleum Association of America’s Oil and Gas Investment Symposium on April 17, 2012 at 9:35 am Eastern Time.  A webcast of the presentation will be accessible via the Company’s website at www.laredopetro.com.

A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

All statements in the teleconference and presentations, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press release dated March 20, 2012 announcing financial and operating results.
99.2	Press release dated March 20, 2012 announcing participation in investor events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM HOLDINGS, INC.

Date: March 20, 2012	By:	/s/ Kenneth E. Dornblaser
Kenneth E. Dornblaser
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 20, 2012 announcing financial and operating results.
99.2	Press release dated March 20, 2012 announcing participation in investor events.